UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
September 12, 2007
Date of Report (Date of earliest event reported)
F5 Networks, Inc.
(Exact name of registrant as specified in its charter)

Washington	000-26041	91-1714307
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
401 Elliott Avenue West
Seattle, WA 98119
(Address of Principal Executive Offices) (Zip Code)
(206) 272-5555
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if changed since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT 99.1

Item 2.01 Completion of Acquisition or Disposition of Assets.
     On September 12, 2007, F5 Networks, Inc. (“F5 Networks”) completed its previously announced acquisition of Acopia Networks, Inc. (“Acopia”), a privately held Delaware corporation that provides high-performance, intelligent file virtualization solutions. The acquisition was made pursuant to an Agreement and Plan of Merger, dated August 6, 2007, by and among F5 Networks, Checkmate Acquisition Corporation, a wholly-owned subsidiary of F5 Networks, Acopia, and the stockholders’ representative referred to therein (the “Merger Agreement”). Under the terms of the Merger Agreement, Checkmate Acquisition Corporation merged with and into Acopia with Acopia surviving the merger as a wholly-owned subsidiary of F5 Networks. Upon consummation of the acquisition, F5 Networks assumed Acopia’s stock option plan and all Acopia unvested in-the-money stock options that were outstanding immediately prior to closing. Holders of the assumed Acopia unvested in-the-money stock options will have the right to purchase F5 Networks common stock upon exercise of such stock options. The aggregate purchase price payable to the former Acopia stockholders and holders of vested in-the-money Acopia stock options was $210,000,000 in cash, less $2,476,857 transaction fees incurred by Acopia. $21,000,000 of the aggregate merger consideration will be held in escrow to secure claims by F5 Networks for indemnification under the Merger Agreement. Prior to the closing of the Merger, there were no material relationships between or among F5 Networks or any of its affiliates, officers or directors on the one hand, and Acopia or any of its affiliates, officers or directors on the other.
     The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, which was included as Exhibit 2.1 to the Current Report on Form 8-K filed on August 8, 2007. A copy of the press release issued by F5 Networks on September 12, 2007 regarding the closing of this acquisition is filed herewith as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
     (a) Financial statements of businesses acquired.
     F5 Networks will file financial statements of Acopia under cover of Form 8-K no later than 71 days after the date this Report is required to be filed.
     (b) Pro forma financial information.
     F5 Networks will file pro forma financial information with respect to its acquisition of Acopia under cover of Form 8-K no later than 71 calendar days after the date this Report is required to be filed.
     (c) Not applicable.
     (d) Exhibits.
     99.1 Press release announcing closing of acquisition

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F5 NETWORKS, INC.
(Registrant)

	By:	/s/ Jeffrey A. Christianson

Jeffrey A. Christianson
Sr. Vice President and General Counsel

Dated: September 13, 2007

Exhibit No.	Description
99.1	Press release announcing closing of acquisition